UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2017

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	262749336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE

Atlanta, GA 30309

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 18, 2017, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP and Invesco Advisers, Inc. entered into an equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (the “Placement Agent”) pursuant to which the Company may sell up to 17,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), from time to time through the Placement Agent. The Shares will be registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-210454) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The Company has filed with the Commission a prospectus supplement, dated December 18, 2017, to the prospectus dated March 29, 2016 included in the Registration Statement, in connection with the offer and sale of the Shares from time to time in the future.

Pursuant to the Equity Distribution Agreement, the Shares may be offered and sold through the Placement Agent in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act, including sales made directly on the New York Stock Exchange, sales made to or through a market maker other than on an exchange, or subject to the terms of a written notice from the Company, in privately negotiated transactions (which may include block trades). Under the Equity Distribution Agreement, the Placement Agent will be entitled to compensation of up to 2.00% of the gross proceeds from the sale of the Shares sold through the Placement Agent from time to time pursuant to the terms of the Equity Distribution Agreement. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement and may at any time suspend solicitations and offers under the Equity Distribution Agreement.

Pursuant to General Instruction F to the Commission’s Current Report on Form 8-K, a copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Equity Distribution Agreement is incorporated into this Item 1.01 by this reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d) Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated December 18, 2017 by and among the Company, IAS Operating Partnership LP and Invesco Advisers, Inc. and JMP Securities LLC

5.1	Legal Opinion of Alston & Bird LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

December 18, 2017	By:	/s/ Robert H. Rigsby

Name: Robert H. Rigsby
Title: Vice President and Secretary